ForeInvestors Choice Variable Annuity

Supplement Dated September 8, 2022

to your Prospectus Dated May 2, 2022

Effective immediately, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the following Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.00%	0.00%	1.00%	39.90%	9.31%	12.45%

This Supplement should be retained for future reference.

FIC-090822-FC